UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2015

Group 1 Automotive, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13461	76-0506313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner

Suite 500

Houston, Texas 77024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 647-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 3, 2015, Group 1 Automotive, Inc., a Delaware corporation (the “Company”), announced its intention to offer $250,000,000 aggregate principal amount of senior unsecured notes due 2023 in a private offering (the “Notes Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the Notes Offering, the Company is disclosing under this Item 7.01 of this Report the information included as Exhibit 99.1 hereto, which is incorporated herein by reference. The information included in Exhibit 99.1 is excerpted from the Preliminary Offering Memorandum, dated December 3, 2015, that is being delivered to potential investors in connection with the Notes Offering and is provided in this Item 7.01 of this Report to satisfy the Company’s public disclosure requirements under Regulation FD. The information contained in this Report, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the senior unsecured notes in the Notes Offering or any other securities of the Company.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On December 3, 2015 the Company issued a press release announcing the Notes Offering. The senior unsecured notes are to be offered for sale in a private placement under Rule 144A and Regulation S of the Securities Act to eligible purchasers. A copy of the press release is included herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

99.1	Supplemental excerpts from the “Risk Factors” section of the Preliminary Offering Memorandum, dated December 3, 2015.

99.2	Press Release of Group 1 Automotive, Inc. dated as of December 3, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

Date: December 3, 2015	By:	/s/ John C. Rickel

Name: John C. Rickel
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Supplemental excerpts from the “Risk Factors” section of the Preliminary Offering Memorandum, dated December 3, 2015.

99.2	Press Release of Group 1 Automotive, Inc. dated as of December 3, 2015.